Exhibit 3.1

ARTICLES OF INCORPORATION,

AS AMENDED

OF

USCB FINANCIAL HOLDINGS, INC.
The

undersigned,

being

of

legal

age

and

desiring

to

form

a

corporation
pursuant to

the provisions

of the

Florida Business

Corporation Act,

as amended,

executes
the following Articles of Incorporation.

ARTICLE I
The name of the corporation (hereinafter

called the "Corporation") is
USCB
Financial Holdings, Inc. The address of the Corporation's principal place of business is
2301 NW 87th Avenue, Doral 33172, in the County of Miami-Dade and State of Florida.
ARTICLE II
The objects, purposes,

and powers for

which the Corporation

is organized
are as follows:

(1)

to

purchase

or

otherwise

acquire,

to

own

and

to

hold

the

stock

of
banks

and

other

corporations,

and

to

do

every

act

and

thing

covered

generally

by

the
denominations

"holding

corporation",

"bank

holding

company",

and

"financial

holding
company", and especially to direct the operations of other entities through the ownership of stock or other interests therein;
(2)

to

purchase,

subscribe

for,

acquire,

own,

hold,

sell,

exchange,
assign, transfer, mortgage, pledge,

hypothecate or otherwise

transfer or dispose

of stock,
scrip,

warrants,

rights,

bonds,

securities

or

evidences

of

indebtedness

issued

or
guaranteed by any other corporations, partnerships, limited liability companies, or trusts, or any bonds

or evidences of

indebtedness of the

United States or

any other country

or
jurisdiction,

or

any

state,

district,

territory,

dependency

or

county

or

subdivision

or
municipality thereof,

and to

issue and

exchange therefor

cash, capital

stock, bonds,

notes
or other securities,

evidences of indebtedness

or obligations of the

Corporation and while
the owner thereof to exercise

all rights, powers and privileges

of ownership, including the
right to

vote on

any shares

of stock,

voting trust

certificates or

other instruments

so owned;
and
(3)

to transact any

business, to engage

in any lawful

act or activity and
to exercise all powers permitted to corporations by

the Florida Business Corporation Act,
as the same exists or may hereafter be amended.
The

enumeration

herein

of

the

objects,

purposes,

and

powers

of

the
Corporation shall not be deemed to exclude or in any way limit by inference any powers, objects or

purposes that

the Corporation

is empowered

to exercise,

whether expressly,
by purpose or by any

of the laws of the State

of Florida or any reasonable construction

of
such laws.

ARTICLE III
The

aggregate

number of

shares of

all

classes of

capital stock

which

the
Corporation

shall

have

authority

to

issue

is

68,600,000,

consisting

of

(i)

53,000,000
shares

of

common

stock,

par

value

$1.00

per

share

(the

"Common

Stock"),

and

(ii)
15,600,000 shares

of preferred

stock, par

value $1.00

per share,

except as

set forth

below
or any articles

of amendment of

any classes or

series of preferred

stock (the "Preferred
Stock").
A.

Common Stock
The

Common

Stock

shall

consist

of

two

classes

of

stock:

(1)

45,000,000
shares of

Class

A

Voting Common

Stock, par

value $1.00

per share

(the "Voting

Common
Stock") and (ii)

8,000,000 shares of

Class B Non-Voting

Common Stock, par

value $1.00
per share (the "Non-Voting Common Stock").
Unless otherwise indicated, references

to "sections" or

"subsections" in this
Paragraph A

of this

Article III refer

to sections and subsections

of this Paragraph

A

of this
Article III.
1.

General

(a)

The dividend, liquidation and other rights of the

holders of the
Common Stock

are expressly made

subject to and

qualified by

the rights of

the holders
of

any

classes

or

series

of

Preferred

Stock.

Except

as

set

forth

below,

all

shares

of
Common

Stock (whether

Voting Common

Stock or

Non-Voting

Common

Stock) will

be
identical and will entitle the holders thereof to the same rights and privileges.
(b) Definitions.
For purposes of this

Paragraph A

of this

Article III,
the following terms shall have the meanings indicated:
(i)

"Affiliate"

of

any

specified

Person

means

any

other
Person directly or

indirectly controlling or

controlled by or

under direct or

indirect common
control with

such specified

Person, including

as such

term is

defined in

Section 2(k)

of
the federal

Bank Holding

Company Act

of 1956,

as

amended. For

the purposes

of this
definition, "control" when used with respect to any specified Person, means the power to direct the

management and policies

of such

Person, directly

or indirectly,

whether through
the ownership

of voting

securities, by

contract or

otherwise; and

the terms

"controlling"
and "controlled" have meanings correlative to the foregoing.
(ii)

"Beneficially

own,"

"beneficial

owner"

and

"beneficial
ownership" and similar terms are defined in Rules 13d-3 and 13d-5 of the Exchange

Act.
(iii)

"Business Day"

means any

day other

than a

Saturday
or

Sunday,

a

day

on

which,

in

the

County

of

Miami-Dade,

State

of

Florida,

banking
institutions generally are authorized or obligated by law or executive order to be closed.

(iv)

"Conversion Agent" means the

Transfer Agent acting in
its capacity as conversion agent for the shares

of the Non-Voting Common Stock, and its
successors and assigns.
(v)

"Conversion

Date"

means,

with

respect

to

any

given
share

of

Non-Voting

Common

Stock,

the

date

on

which

such

share

of

Non-Voting
Common Stock has been converted pursuant to Section 3(c)(i).
(vi)

"Converted Stock Equivalent Amount" means, for each
share of Non-Voting Common Stock, one
1

share of Voting Common Stock; provided that
if, after issuance of any Non-Voting

Common Stock, the Corporation subdivides

or splits
its

outstanding

shares

of

Voting

Common

Stock,

including

by

way

of

a

dividend

or
distribution

of

Voting

Common

Stock,

or

combines

its

outstanding

shares

of

Voting
Common Stock into

a lesser number

of shares, the

"Converted Stock

Equivalent

Amount"
with respect

to such

issued and

outstanding shares

of Non-Voting

Common Stock

shall
be

proportionately

adjusted

as

if

such

action

applied

to

the

shares

of

Voting

Common
Stock represented by the Converted Stock Equivalent Amount.
(vii)

"DTC"

shall

have

the

meaning

set

forth

in

Section
3(c)(ii).
(viii)

"Exchange Act" means

the Securities

Exchange Act of
1934, as amended, and the regulations promulgated thereunder.
(ix)

"Holder"

means

the

Person

in

whose

name

shares

of
the Voting

Common Stock

or the

Non-Voting Common

Stock, as

the case

may be,

are
registered, who

may be

treated by

the Corporation,

Transfer

Agent, registrar,

paying agent
and Conversion Agent as the absolute owner of such stock for all purposes.
(x)

"Liquidation Event" means any voluntary

or involuntary
liquidation, dissolution or winding-up of the affairs of the Corporation.
(xi)

"Person"

means

a

legal

person,

including

any
individual,

corporation,

estate,

partnership,

joint

venture,

association,

joint-stock
company, limited liability company or trust.
(xii)

"Senior

Stock"

means

any

class

or

series

of

capital
stock of

the Corporation

the terms

of which

expressly provide

that such

class or

series
will rank

senior to

the Voting

Common

Stock and

the Non-Voting

Common Stock

as to
dividend

rights

and/or

as

to

rights

on

liquidation,

dissolution

or

winding-up

of

the
Corporation

(in

each

case,

without

regard

to whether

dividends

accrue

cumulatively or
non-cumulatively).
(xiii)

"Transfer"

means

any

sale,

transfer,

assignment

or
other disposition (including by merger, reorganization, operation of law or otherwise).

1

Articles amended, effective May 24, 2023, to change

the conversion ratio from 0.2 to one.

(xiv)

"Transfer Agent" means

initially the

Corporation acting
as transfer

agent, registrar, paying

agent and

Conversion Agent and its

successors and
assigns and thereafter any Person appointed by the Corporation as Transfer Agent.
(xv)

"Transfer Certification" shall have the meaning

set forth
in Section 3(c)(ii).
(xvi)

"Voting

Group"

has

the

meaning

set

forth

in

Section
607.01401(78), Florida Business Corporation Act.
(xvii)

"Voting

Securities"

means

capital

stock

of

the
Corporation

that

is

then

entitled

to

vote

generally

in

the

election

of

directors

of

the
Corporation.
2.

Voting Common Stock

(a)
Voting

Rights.
The

Holders of

record of

the Voting

Common
Stock

are

entitled

to

one

(1)

vote

per

share

on

all

matters

to

be

voted

on

by

the
Corporation's shareholders; provided, that, except as otherwise required by law, Holders of Voting Common Stock, as

such, shall not be entitled

to vote on any

amendment to any
provision of these Articles of Incorporation that relates solely to the terms of one or more outstanding

classes

or

series

of

Preferred

Stock

or

the

Non-Voting

Common

Stock

if
these Articles

of

Incorporation

provide

that

only

the

holders

of

one

or

more

classes

or
series of stock of the

Corporation not including the Voting

Common Stock are entitled to
vote thereon.
(b) Dividends.
Dividends may be

declared and paid on

the Voting
Common Stock from

funds lawfully available

therefor if, as

and when determined

by the
Board

of

Directors

of

the

Corporation

(the

"Board

of

Directors")

in

its

sole

discretion,
subject

to

applicable

provisions

of

Federal

and

Florida

law

and

of

these

Articles

of
Incorporation,

as

amended

from

time

to

time,

and

subject

to

the

relative

rights

and
preferences

of

any

shares

of

Non-Voting

Common

Stock

and

any

shares

of

Preferred
Stock authorized, issued and outstanding hereunder.
(c) Liquidation Rights.
(i)

Liquidation.

In

the

event

of

a

Liquidation

Event,

after
payment or provision for payment of the debts and other

liabilities of the Corporation and
after any payment

of the prior

preferences and

other rights of

any Senior Stock

shall have
been

made

or

irrevocably

set

apart

for

payment,

the

assets

of

the

Corporation

legally
remaining available for distribution

to the Corporation's shareholders shall be

distributed
pro rata among (A)

the Holders of Voting

Common Stock, (B) the

Holders of Non-Voting
Common Stock

(with each

such Holder

of Non-Voting

Common Stock

being treated

for
this

purpose

as

holding

the

number

of

whole

shares

of

Common

Stock

equal

to

the
product

of

the

Converted

Stock

Equivalent Amount

and

the

number

of

such

shares

of
Non-Voting

Common

Stock

immediately

prior

to

such

Liquidation

Event),

and

(C)

the
Holders of

any other

securities of

the Corporation

having the

right to

participate in

such

distributions

upon

the

occurrence

of

a

Liquidation

Event,

in

accordance

with

the
respective terms thereof.
(ii)

Merger,

Consolidation

and

Sale

of

Assets

Not
Liquidation.

For

purposes

of

this

Section

2(c),

the

merger

or

consolidation

of

the
Corporation with any

other corporation or

other entity, including

a merger or

consolidation
in which the

Holders of Voting

Common Stock receive

cash, securities or

other property
for their shares, or

the sale, lease or

exchange (for cash, securities or

other property) of
all or

substantially all

of the

assets of

the Corporation,

shall not

constitute a

Liquidation
Event.
3.

Non-Voting Common Stock
(a) Dividends.
(i)

General.

Each

share

of

Non-Voting

Common

Stock
shall be entitled to

receive, if, as and

when declared by

the Board of Directors

or any duly
authorized committee thereof, but

only out of assets

legally available therefor, dividends
or distributions of the same

amount, in an identical

form of consideration and

at the same
time, as those dividends or distributions that would have been payable on the number of
whole shares of Voting Common Stock equal to the Converted Stock Equivalent Amount
(rounding

any

fractional

shares

resulting

from

such

computation

to

the

nearest

whole
number),

such

that

no

share

of

Voting

Common

Stock

shall

receive

a

dividend

or
distribution

unless

equivalent

dividends

or

distributions

(as

described

above)

are

also
made with respect to

each share of Non-Voting

Common Stock, taking into

account any
adjustment to the Converted Stock Equivalent

Amount as provided herein; provided, that
the foregoing

shall not

apply to

any dividend

or distribution

payable in

Voting Common
Stock

that

results

in

an

adjustment

in

the

Converted

Stock

Equivalent Amount,

as

set
forth

in

Section

1(b)(vi)

in

the

definition

of

"Converted

Stock

Equivalent Amount."

The
Corporation

shall

not

declare

a

dividend

or

distribution

on

the

shares

of

the

Voting
Common Stock unless a

dividend or distribution

(as described above)

is also declared on
the

shares

of

Non-Voting

Common

Stock

in

accordance

with

this

Section

3(a)(i).
Notwithstanding anything set forth

in this Section 3(a)(i), if

any dividend or distribution

is
payable in

rights or warrants

to subscribe for

Voting Common

Stock or

purchase Voting
Common

Stock

pursuant

to

a

conversion

feature

in

a

debt

or

equity

security,

the
corresponding

dividend

or distribution

payable

on

the Non-Voting

Common

Stock

shall
consist of an identical right

or warrant, except that such

right or warrant shall

be a right or
warrant to

subscribe for

a number

of shares

of Non-Voting

Common Stock

equal to

the
number of shares of Voting Common Stock that would otherwise be subject to such right
or

warrant.

The

Non-Voting

Common

Stock

shall

have

no

fixed

dividend

rate.

Each
declared dividend or distribution

shall be payable to

the Holders of record

of Non-Voting
Common Stock at the same time as dividends or distributions are payable to the Holders
of record of Voting Common Stock. The record dates

for dividends or distributions to the
Holders of

Non-Voting Common

Stock shall

be the

same as

the record

dates for

the Voting
Common Stock,

and vice-versa. The

Corporation shall

not declare

or pay

a dividend

or
distribution

to

the

Holders

of

the

Non-Voting

Common

Stock

other

than

as

expressly
provided in this Section 3(a)(i).

(ii)

Priority of

Dividends. The

Non-Voting

Common

Stock
shall rank

junior with

regard to

dividends to

the Senior

Stock. The Non-Voting

Common
Stock shall

have the

same priority,

with regard

to dividends,

as the

Voting Common

Stock.
(b) Liquidation Rights.
(i)

Liquidation.

In

the

event

of

a

Liquidation

Event,

after
payment or provision for payment of the debts and other

liabilities of the Corporation and
after any payment

of the prior

preferences and

other rights of

any Senior Stock

shall have
been

made

or

irrevocably

set

apart

for

payment,

the

assets

of

the

Corporation

legally
remaining available for distribution

to the Corporation's shareholders shall be

distributed
pro rata among (A)

the Holders of Voting

Common Stock, (B) the

Holders of Non-Voting
Common Stock

(with each

such Holder

of Non-Voting

Common Stock

being treated

for
this

purpose

as

holding

the

number

of

whole

shares

of

Common

Stock

equal

to

the
product

of

the

Converted

Stock

Equivalent Amount

and

the

number

of

such

shares

of
Non-Voting

Common

Stock

immediately

prior

to

such

Liquidation

Event),

and

(C)

the
Holders of

any other

securities of

the Corporation

having the

right to

participate in

such
distributions

upon

the

occurrence

of

a

Liquidation

Event,

in

accordance

with

the
respective terms thereof.
(ii)

Merger,

Consolidation

and

Sale

of

Assets

Not
Liquidation.

For

purposes

of

this

Section

3(b),

the

merger

or

consolidation

of

the
Corporation with any

other corporation or

other entity, including

a merger or

consolidation
in

which

the

Holders

of

Non-Voting

Common

Stock

receive

cash,

securities

or

other
property

for

their

shares,

or

the

sale,

lease

or

exchange

(for

cash,

securities

or

other
property) of all

or substantially all

of the assets

of the Corporation,

shall not constitute

a
Liquidation Event.
(c) Transfers and Conversion.
(i)

Transfers;

Conversion

Upon

Certain

Transfers.

The
Non-Voting Common

Stock may

be Transferred

only: (A)

to an Affiliate

of the

Holder of
Non-Voting

Common

Stock

or

to

the

Corporation;

(B)

pursuant

to

a

widespread

public
distribution

of Common

Stock (including

a

transfer to

an underwriter

for

the purpose

of
conducting a widespread public distribution or pursuant to Rule 144 under the Securities
Act of 1933, as

amended); (C) if no

transferee (or group

of associated transferees) would
receive

2%

or

more

of

any

class

of

Voting

Securities

or

(D)

to

a

transferee

that

would
control more than 50% of the Voting Securities without any transfer from the transferor.
Each

share

of

Non-Voting

Common

Stock

shall
automatically

convert

into

a

number

of

shares

of

Voting

Common

Stock

equal

to

the
Converted

Stock

Equivalent

Amount

immediately

following

a

Transfer

of

the

type
described in

clauses (B),

(C) or

(D) of

this Section

3(c)(i). Each

certificate representing
shares of

Non-Voting Common

Stock in

respect of

which a

conversion has

occurred in
accordance with

this Section 3(c)(i)

shall be deemed

to represent the

number of shares
of Voting Common

Stock into which

such shares of

Non-Voting Common Stock

have so
converted.

(ii)

Transfer

Procedures.

Upon

the

physical

surrender

to
the Corporation (or,

if the

Transfer

Agent is not

the Corporation, the

Transfer

Agent) of the
certificate

representing

shares

of

Non-Voting

Common

Stock

converted

pursuant

to
Section

3(c)(i) above,

together with

a

written certification

to the

effect

that such

shares
are being Transferred in accordance with clauses

(B), (C) or (D) of Section

3(c)(i) above
(a "Transfer Certification"), the Corporation will, or will cause the Transfer

Agent to, issue
and

deliver

a

new

certificate,

registered

as

the

Holder

of

Non-Voting

Common

Stock
making the transfer may request, representing the aggregate number of shares of Voting
Common

Stock

issued

upon

conversion

of

the

shares

of

Non-Voting

Common

Stock
being

Transferred

(provided

that,

if

the

transfer

agent

for

the

Common

Stock

is
participating

in

The

Depository

Trust

Company

("DTC")

Fast

Automated

Securities
Transfer

Program

and

the

transferee

is

eligible

to

receive

shares

through

DTC,

the
Transfer Agent

shall

instead

credit

such

number

of

full

Voting

Common

Stock

to

such
transferee's

balance

account

with

DTC

through

its

Deposit/Withdrawal

at

Custodian
system).

In

the

event

that

less

than

all

of

the

shares

of

Non-Voting

Common

Stock
represented by a certificate are

Transferred pursuant to clauses (B),

(C) or (D) of Section
3(c)(i) above,

the Corporation

shall promptly

issue a

new certificate

registered in

the name
of

the

transferor

Holder

of

Non-Voting

Common

Stock

representing

such

remaining
shares of Non-Voting Common Stock not subject to such Transfer.
(iii)

No

Responsibility

of

the

Corporation.

In

connection
with any Transfer or conversion of any shares of Non-Voting Common Stock pursuant to or as permitted by Section 3(c)(i):
(A)

The Corporation shall be

under no obligation to
make any investigation of facts.
(B)

Except as

otherwise required

by law,

neither the
Corporation

nor

any

director,

officer,

employee

or

agent

of

the
Corporation

shall

be

liable

in

any

manner

for

any

action

taken

or
omitted in

good faith

in connection

with the

registration of

any such
Transfer

or

the

issuance

of

shares

of

Voting

Common

Stock

in
connection with any such conversion.
(iv)

Legend. Every

certificate representing

shares of

Non-
Voting Common Stock shall bear a legend on the face thereof providing as follows:
"THE SHARES

OF NON-VOTING

COMMON STOCK

REPRESENTED BY THIS
CERTIFICATE

ARE

SUBJECT

TO

PROVISIONS

WITH

RESPECT

TO,
INCLUDING

RESTRICTIONS

ON

PERMITTED

SALE,

ASSIGNMENT

OR
OTHER

TRANSFER

SET

FORTH

IN ARTICLE

III,

PARAGRAPH A,

SECTION
3(C)(I),

AND

ARTICLE

X,

OF

THE

CORPORATION'S

ARTICLES

OF
INCORPORATION,

INCLUDING A

PROVISION

PROVIDING

FOR AUTOMATIC
CONVERSION

OF

SHARES

OF

NON-VOTING

COMMON

STOCK

INTO
SHARES

OF

VOTING

COMMON

STOCK

UPON

CERTAIN

SALES,
ASSIGNMENTS OR OTHER TRANSFERS OF THE SHARES."

(v)

No

Effect

on

Other

Obligations.

Nothing

contained

in
this Section

3(c) shall

be deemed

to eliminate

or otherwise

modify any

other requirements
applicable to Transfers under these Articles of

Incorporation or applicable law.
(vi)

Conversion

Date.

Effective

immediately

prior

to

the
close of business on the Conversion

Date, dividends shall no longer be

declared on any
such

converted

shares

of

Non-Voting

Common

Stock,

and

such

shares

of

Non-Voting
Common Stock shall represent only the right

to receive shares of Voting Common Stock
issuable upon conversion of such shares; provided, that Holders of Non-Voting Common
Stock

shall

have

the

right

to

receive

any

declared

and

unpaid

dividends

as

of

the
Conversion

Date

on

such shares

and

any other

payments

to

which they

are

otherwise
entitled pursuant to the terms hereof.
(vii)

Record Holder

as of

Conversion Date.

The Person

or
Persons entitled to receive shares of Voting Common Stock issuable upon conversion of
Non-Voting

Common

Stock

on

any

applicable

Conversion

Date

shall

be

treated

for

all
purposes as

the record

Holder(s) of

such shares

of Voting

Common Stock

immediately
upon Conversion in accordance with Section 3(c)(i).
(d) Voting Rights.
(i)

General.

The

Holders

of

Non-Voting

Common

Stock
shall be entitled to notice

of and attendance at all shareholder

meetings at which Holders
of shares

of Voting

Common Stock

shall be

entitled to

vote; provided,

that notwithstanding
any such notice,

except as required

by applicable law

or as expressly

set forth herein,

the
Holders

of

Non-Voting

Common

Stock

shall

not

be

entitled

to

vote

on

any

matter
presented

to

the

shareholders

of

the

Corporation

for

their

action

or

consideration,
including the election of directors of the Corporation.
(ii)

Protective Consent Rights. In

addition to any approval
rights that may be required by applicable law, the consent of the

Holders of Non-Voting
Common Stock representing

a majority of

the number of

shares of Non-Voting

Common
Stock then

issued and

outstanding, given

in person

or by

proxy, either

in writing

or by
vote, at a special or annual

meeting, voting or consenting as a separate

class, shall be
necessary

to:

(A)

amend,

alter

or

repeal

(including

by

merger,

consolidation

or
otherwise)

any

provision

of

these

Articles

of

Incorporation

that

significantly

and
adversely

affects

the

rights,

preferences

or

terms

of

the

Non-Voting

Common

Stock
contained

herein

in

a

manner

that

is

different

from

the

effect

of

such

amendment,
alteration or repeal on

the Voting Common

Stock or (B)

liquidate, dissolve or

windup the
business and affairs of the Corporation.
(iii)

Action

by

Written

Consent. Any

action,

including

any
vote required or permitted to be taken at any

annual or special meeting of shareholders
of the Corporation, that requires a separate vote of the Holders of Non-Voting Common
Stock

voting

as

a

Voting Group,

may

be

adopted

or

taken

by

such

Holders

without

a
meeting,

without

prior

notice

and

without

a

vote,

if

a

consent

or

consents

in

writing,
setting

forth

the

action

so

adopted

or

taken,

are

signed

by

Holders

of

Non-Voting

Common

Stock

having

not

less

than

the

minimum

number

of

votes

that

would

be
required

to

adopt

or

take

such

action

at

a

meeting

at

which

all

shares

of

Non-Voting
Common Stock entitled to vote thereon were present and voted, and is delivered to the
Corporation

by

delivery

to

the

Corporate

Secretary

of

the

Corporation

at

its

principal
executive office.
(e)
Subdivision;

Stock

Splits;

Combinations.
The

Corporation
shall

not

at

any

time

subdivide

(by

any

stock

split,

stock

dividend,

recapitalization

or
otherwise) its outstanding shares of Non-Voting Common Stock into a greater number of shares,

or

combine

(by

combination,

reverse

stock

split

or

otherwise)

its

outstanding
shares of Non-Voting Common Stock into a smaller number of shares.
(f)
Reclassification, Consolidation,

Merger or

Sale.
In the

event
of any merger,

consolidation, share exchange,

reclassification or other

similar transaction
in

which the

shares of

Voting Common

Stock are

exchanged for

or changed

into other
stock or

securities, cash

and/or any

other property,

each share

of Non-Voting

Common
Stock will at the same time be similarly exchanged or changed in an amount equal to the
aggregate amount of

stock, securities, cash and/or

any other property (payable

in kind),
as

the

case may

be,

based

upon the

Converted Stock

Equivalent Amount

immediately
prior

to

such

transaction;

provided

that

at

the

election

of

such

Holder

of

Non-Voting
Common Stock,

any securities

issued with

respect to

the Non-Voting

Common Stock

shall
be non-voting securities

under the resulting

corporation's organizational documents

and
the

Corporation

shall

make

appropriate

provisions

(in

form

and

substance

reasonably
satisfactory to

the Holders

of at

least a

majority of

the Non-Voting

Common Stock

then
outstanding) and

take such

actions necessary to

ensure that

Holders of

the Non-Voting
Common

Stock

shall retain

securities with

substantially the

same privileges,

limitations
and

relative

rights

as

the

Non-Voting

Common

Stock.

Subject

to

the

foregoing,

in

the
event the Holders of Voting

Common Stock are provided the

right to convert or

exchange
Voting

Common

Stock for

stock

or securities,

cash and/or

any

other property,

then

the
Holders of

the Non-Voting Common

Stock shall be

provided the same

right based upon
the

Converted

Stock

Equivalent Amount

immediately

prior

to

such

transaction.

In

the
event that the Corporation offers to

repurchase shares of Voting Common Stock from

its
shareholders

generally,

the

Corporation

shall

offer

to

repurchase

Non-Voting

Common
Stock pro

rata based

upon

the Converted

Stock Equivalent Amount

of

such Holders

of
Non-Voting Common Stock immediately prior

to such repurchase. In the event

of any pro
rata subscription offer, rights offer

or similar offer to

holders of Voting Common Stock,

the
Corporation

shall

provide

the

Holders

of

the

Non-Voting

Common

Stock

the

right

to
participate based

upon the Converted

Stock Equivalent

Amount immediately

prior to such
offering; provided

that at

the election

of such

Holder, any

shares issued

with respect

to
the Non-Voting Common Stock shall be issued in the form of Non-Voting Common Stock rather than Voting Common Stock.
(g)
Unissued

or

Reacquired

Shares.
Shares

of

Non-Voting
Common Stock that have

been issued and converted, redeemed

or otherwise purchased
or

acquired

by

the

Corporation

shall,

upon

the

taking

of

any

action

required

by

law,
automatically revert to authorized but unissued shares of Non-Voting Common Stock.

(h) Reservation of Voting Common Stock.
(i)

Sufficient

Shares.

The

Corporation

shall

at

all

times
reserve and keep available out of its authorized and unissued shares of Voting Common
Stock or

shares of

Voting Common

Stock acquired

by the

Corporation, solely

for issuance
upon the

conversion of

shares of

Non-Voting Common

Stock as

provided in

this Article
III, Paragraph

A, Section 3, free

from any preemptive or other

similar rights, such number
of

shares

of

Voting

Common

Stock

as

shall

from

time

to

time

be

issuable

upon

the
conversion of all the shares of Non-Voting Common Stock then outstanding.
(ii)

Free and Clear Delivery. All shares of Voting Common
Stock delivered upon conversion

of the shares

of Non-Voting Common Stock,

shall, upon
issuance, be

duly authorized,

validly issued,

fully paid

and non-assessable,

free and

clear
of all liens, claims, security interests and other encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders thereof).
(iii)

Compliance with

Law. Prior

to the

delivery

of any

Voting
Common Stock that the Corporation

shall be obligated to deliver upon

conversion of the
Non-Voting

Common

Stock,

the

Corporation

shall

use

its

reasonable

best

efforts

to
comply

with

any

federal

and

state

laws

and

regulations

thereunder

requiring

the
registration of

such securities with,

or any approval

of or

consent to the

delivery thereof
by, any governmental authority.
(i)
Transfer

Agent,

Conversion

Agent,

Registrar

and

Paying
Agent.
The duly appointed

Transfer

Agent, Conversion

Agent, registrar and

paying agent,
as applicable,

for the

Common Stock

shall initially

be the

Corporation. The

Corporation
may appoint a

successor Transfer Agent that shall accept

such appointment prior

to the
effectiveness of

such removal.

Upon any

such appointment,

the Corporation

shall send
notice thereof to the Holders of Common Stock.
(j) Mutilated, Destroyed, Stolen and Lost Certificates. If physical certificates

are

issued,

the

Corporation

shall

replace

any

mutilated

certificate

at

the
Holder's expense

upon surrender

of that

certificate to

the Transfer

Agent. The

Corporation
shall

replace

any

certificate

that

becomes

destroyed,

stolen

or

lost,

at

the

Holder's
expense, upon

delivery to

the Corporation

and the

Transfer

Agent of

satisfactory evidence
that

the

certificate has

been

destroyed,

stolen

or

lost,

together with

any

indemnity and
bond that may be required by the Transfer Agent or the Corporation.
(k) No Closing of Books; Cooperation. The Corporation shall not close its books against the Transfer of shares of Non-Voting Common Stock or of shares of

Voting

Common

Stock

issued

or

issuable

upon

conversion

of

Non-Voting

Common
Stock in any manner which

interferes with the timely conversion

of Non-Voting Common
Stock.

The

Corporation

shall

assist

and

cooperate

with

any

Holder

of

Non-Voting
Common

Stock required

to make

any governmental

filings

or obtain

any governmental
approval

or

non-objection

prior

to

or

in

connection

with

any

conversion

of

Non-Voting
Common Stock hereunder (including, without limitation, making any governmental filings required

to

be

made

by the

Corporation),

but the

Corporation

shall not

be

obligated

to
reimburse any such Holder for expenses incurred in connection therewith.
(l) Taxes.
(i)

Transfer Taxes. The

Corporation shall

pay any and

all
stock transfer,

documentary, stamp

and similar

taxes that

may be

payable in

respect of
any issuance

or delivery

of shares

of Non-Voting

Common Stock

or Voting

Common Stock
issued

on

account

of

Non-Voting

Common

Stock

pursuant

hereto

or

certificates
representing such shares; provided, that the

Corporation shall not be required to

pay any
such

tax

that

may

be

payable

in

respect

of

any

Transfer

involved

in

the

issuance

or
delivery of shares in a

name other than that

in which the shares of Non-Voting

Common
Stock involved were registered, or in respect of

any payment to any Person other than a
payment

to

the

registered

Holder

thereof,

and

shall

not

be

required

to

make

any

such
issuance

or

delivery

unless

and

until

it

is

satisfied

that

any

such

tax

for

which

the
Corporation is not responsible has been or will be paid.
(ii)

Withholding.

All payments

and distributions

(or deemed
distributions) on

the shares

of Non-Voting

Common Stock

(and on

the shares

of Voting
Common

Stock

received

upon

their

conversion)

shall

be

subject

to

withholding

and
backup withholding of tax

to the extent required by

law, subject to applicable

exemptions,
and amounts withheld, if any, shall be treated as received by the Holders thereof.
B.

Preferred Stock
1.

General

Subject

to

applicable

law,

to

these

Articles

of

Incorporation

and

to

the
Corporation's

Bylaws, the

Board

of

Directors is

authorized,

at

any time

or from

time to
time, to

issue Preferred Stock

and: (i) to

provide for the

issuance of shares

of Preferred
Stock in

one or

more classes

or series,

and any

restrictions on the

issuance or

reissuance
of any

additional Preferred

Stock; (ii)

to determine

the designation for

any such

classes
or series

by number,

letter or

title that

shall distinguish

such classes

or series

from any
other classes or series,

respectively, of Preferred Stock; (iii) to

establish from time to

time
the number of

shares to be

included in

any such class

or series, including

a determination
that such class or

series shall consist

of a single

share, or that

the number of

shares shall
be decreased (but not below

the number of shares thereof

then outstanding); and (iv) to
determine with respect to the shares of any class

or series of Preferred Stock the terms,
powers,

preferences,

qualifications,

limitations,

restrictions

and

relative,

participating,
optional or

other special

rights of

the shares

of such

class or

series of

Preferred Stock,
including, but not limited to:
(a)

whether,

with

respect

to

shares

entitled

to

dividends,

the
holders

thereof

shall

be

entitled

to

cumulative,

noncumulative

or

partially

cumulative
dividends,

the

dividend

rate

or

rates

(including

the

methods

and

procedures

for
determining

such

rate

or

rates),

and

any

other

terms

and

conditions

relating

to

such

dividends (including the

relation which such

dividends shall bear

to the dividends

payable
on any other class or series of the Corporation's capital stock);
(b)

whether,

and, if

so, to what

extent and

upon what terms

and
conditions, the holders thereof shall

be entitled to rights upon

the voluntary or involuntary
liquidation,

dissolution

or

winding-up

of,

or

upon

any

distribution

of

the

assets

of,

the
Corporation;
(c)

whether,

and,

if

so,

upon

what

terms

and

conditions,

such
shares shall be convertible into, or exchangeable for, other securities or property;
(d)

whether,

and,

if

so,

upon

what

terms

and

conditions,

such
shares shall be redeemable by the Corporation;
(e)

whether

the

shares

shall

be

subject

to

any

sinking

fund
provided for the purchase or redemption of such

shares and, if so, the terms and

amount
of such fund;
(f)

whether

the

holders

thereof

shall

be

entitled

to

voting

rights
and, if so, the terms and conditions for the exercise thereof; and
(g)

whether the holders thereof shall

be entitled to other relative,
participating,

optional

or

other

special

powers,

preferences

or

rights

and,

if

so,

the
qualifications, limitations and restrictions of such preferences or rights.
ARTICLE IV
The term for which the Corporation shall exist shall be perpetual.
ARTICLE V
A.

Management.

The

management

of

the

business

and

the

conduct

of

the
affairs

of the

Corporation shall

be vested

in the

Board of

Directors. The

initial Board

of
Directors

of

the

Corporation

shall

consist

of

seven

(7)

directors.

The

name

and

street
address of the initial director of this Corporation is:

Name Address
Luis de la Aguilera
2301

NW

87th

Avenue,

Doral,

Florida
33172
Aida Levitan
2301

NW

87th

Avenue,

Doral,

Florida
33172
Ramón Abadin
2301

NW

87th

Avenue,

Doral,

Florida
33172
Howard P.

Feinglas
2301

NW

87th

Avenue,

Doral,

Florida
33172
Bernardo Fernandez, M.D.
2301

NW

87th

Avenue,

Doral,

Florida
33172
Wayne K. Goldstein
2301

NW

87th

Avenue,

Doral,

Florida
33172
W. Kirk Wycoff
2301

NW

87th

Avenue,

Doral,

Florida
33172
B.

Number of Directors; Election; Tenn.

Subject to the rights of holders of any
class or series of Preferred Stock with respect to the election of directors, the number of directors which shall

constitute the

whole Board of

Directors shall be

fixed by,

or in

the
manner provided in, the Bylaws

of the Corporation. Elections of directors

need not be by
written ballot unless the Bylaws of the Corporation shall so provide. Notwithstanding the foregoing provisions of this Section

B, and subject to the

rights of holders of

any class or
series

of

Preferred

Stock

with

respect

to

the

election

of

directors,

each

director

shall
serve

until

his

or

her

successor

is

duly

elected

and

qualified

or

until

his

or

her

earlier
death, resignation or removal.
C.

Removal. Subject to the rights

of holders of any class

or series of Preferred
Stock with respect to the election of directors, a director

may be removed from office by
the

affirmative

vote

of

holders

of

shares

of

capital

stock

issued

and

outstanding

and
entitled

to

vote in

an

election

of

Directors representing

at

least a

majority of

the

votes
entitled to be cast thereon, and then, only for cause:
D.

Amendment of Bylaws. Subject to the restrictions set forth in these Articles of Incorporation, the

power to adopt,

amend or repeal

the Bylaws of

the Corporation may
be exercised by the Board of Directors.
ARTICLE VI
A.

No

Action

by

Written

Consent

of

Shareholders.

Except

as

otherwise
expressly provided

by the

terms of

the Non-Voting Common

Stock and

any class

or series
of Preferred Stock permitting the holders

of the Non-Voting Common Stock or such class
or series

of Preferred

Stock, as

the case

may be,

to act

by written

consent, any

action
required or permitted to be taken by shareholders of the Corporation must be effected at a duly

called annual or

special meeting

of the shareholders

and may not

be effected

by
written consent in lieu of a meeting.

B.

Special Meetings. Except

as otherwise expressly

provided by

the terms of
any class

or series

of Preferred

Stock permitting

the holders

of such

class or

series of
Preferred Stock

to call a

special meeting

of the

holders of

such class or

series, special
meetings of shareholders of the

Corporation may be called by the

Board of Directors or
any one or more shareholders owning, in the

aggregate, not less than ten percent of the
Voting Common Stock. The Board of Directors may cancel, postpone or reschedule any previously

scheduled

special

meeting

at

any

time,

before

or

after

the

notice

for

such
meeting has been sent to the shareholders.
C.

Fractional

Shares.

Shares

of

Common

Stock

or

Preferred

Stock

may

be
issued in fractions

of a share

which shall entitle

the holder thereof,

in proportion to

such
holder's

fractional

shares,

to

exercise

voting

rights,

receive

dividends,

participate

in
distributions

and

to

have

the

benefit

of

all

other

rights

of

holders

of

shares

of

such
Common Stock or Preferred Stock, as the case may be.
D.

Exclusion

of

Statutory

Provisions

Relating

to

Affiliate

Transactions

and
Control

Share

Acquisitions.

Sections

607.0901

and

607.0902

of

the

Florida

Business
Corporation Act shall not apply to the Corporation.
E.

Notices.

Unless

otherwise

provided

herein,

all

notices

referred

to

herein
shall be in writing, and,

unless otherwise specified herein, all

notices hereunder shall be
deemed to

have been

given upon

the earlier

of receipt

thereof or

five days

after its

deposit
in

the

U.S. mail

if

sent by

registered

or certified

mail with

postage

prepaid,

or the

date
shown on

the return

receipt if sent

by registered

or certified

mail, return

receipt requested,
and

the

receipt

is

signed

by

or

on

behalf

of

the

addressee,

addressed:

(i)

if

to

the
Corporation, to the principal executive office of

the Corporation or to the

transfer agent at
its principal

office in

the United

States of

America,

(ii) if

to any

holder,

to such

holder at
the address of

such holder as

listed in the

stock record books

of the Corporation,

or (iii)
to such other

address as the

Corporation or any

such holder,

as the case

may be, shall
have designated by notice similarly given.
ARTICLE VII
A.

Indemnification.

To

the

fullest

extent

permitted

by

applicable

law,

the
Corporation

is authorized

to

provide

indemnification of

(and

advancement of

expenses
to)

the

directors,

officers,

employees

and

agents

of

the

Corporation

(and

any

other
persons to which

the applicable provisions

of the Florida

Business Corporation Act

or any
other

applicable

law

not

in

conflict

therewith

permits

the

Corporation

to

provide
indemnification)

through

Bylaw

provisions,

agreements

with

such

agents

or

other
persons, vote of shareholders or disinterested directors, or otherwise.
B.

Priority of Indemnification.

The Corporation

acknowledges that the

directors
nominated by

the Priam

Capital Fund

II, LP.

("Priam") and

Patriot Financial

Partners II,
L.P.

and

Patriot

Financial

Partners

Parallel

II,

L.P.

(collectively,

"Patriot")

(each

an
"Investor Director") may

have certain rights to

indemnification, advancement of expenses
and/or

insurance

provided

by

the

Priam

and

Patriot

and/or

certain

of

their

respective
affiliates (collectively, the "Investor Indemnitors"). The

Corporation hereby agrees

(1) that

it is the indemnitor of first resort (i.e., its obligations to each Investor Director are primary
and

any

obligation

of

Investor

Indemnitors

to

advance

expenses

or

to

provide
indemnification for the same

expenses or liabilities incurred

by any Investor Director are
secondary),

and

(2)

that

it

shall

be

required

to

advance

the

full

amount

of

expenses
incurred by each

Investor Director and

shall be liable for

the full amount

of all expenses
and liabilities,

in each

case, to

the extent

permitted by

law,

without regard

to any

rights
an Investor

Director may have

against any

Investor Indemnitor.

The Corporation

further
agrees

that

no

advancement

or

payment

by

any

Investor

Indemnitor

on

behalf

of

any
Investor

Director with

respect to

any claim

for

which such

Investor Director

has sought
indemnification from

the Corporation

shall affect

the foregoing

and Investor Indemnitors
shall have a

right of contribution

and/or be subrogated

to the extent

of such advancement
or

payment

to

all

of

the

rights

of

recovery

of

such

Investor

Director

against

the
Corporation.
C.

Limitation of Personal Liability. To

the fullest extent permitted by applicable
law as the same

exists or hereafter may

be amended, no director

of the Corporation shall
be

personally

liable

to

the

Corporation

or

its

shareholders

for

monetary

damages

for
breach

of

fiduciary

duty

as

a

director.

If

applicable

provisions

of

the

Florida

Business
Corporations

Act

or

any

other

applicable

law

not

in

conflict

therewith

are

amended

to
authorize corporate action further eliminating or limiting the personal liability of directors,
then the liability of a

director of the Corporation shall

be eliminated or limited to

the fullest
extent

permitted

by

the

applicable

provisions

of

the

Florida

Business

Corporations

Act
and such other applicable law, as so amended. No amendment,

modification or repeal of
this

paragraph or

any adoption

of any

other provision

of these

Articles of

Incorporation
inconsistent with

this paragraph shall

apply to or

adversely affect

any right or

protection
of

a

director

of

the

Corporation

existing

at

the

time

of

such

amendment,

modification,
repeal or

adoption with respect

to any acts

or omissions of

such director occurring

prior
to such amendment, modification, repeal or adoption.
ARTICLE VIII
The

Corporation reserves

the

right to

amend, alter,

change or

repeal any
provision contained in

these Articles of

Incorporation (including any

rights, preferences or
other

designations

of

Preferred

Stock),

in

the

manner

now

or

hereafter

prescribed

by
these Articles of Incorporation

and the Florida Business

Corporations Act; and all rights,
preferences and

privileges herein

conferred upon

shareholders by

and pursuant

to this
Articles of Incorporation in its present

form or as hereafter amended

are granted subject
to

the

right

reserved

in

this

Article

VIII.

Notwithstanding

any

other

provision

of

these
Articles

of

Incorporation

to

the

contrary,

and

in

addition

to

any

other

vote

that

may

be
required by law or the terms

of these Articles of Incorporation, the

affirmative vote of the
holders

of

at

least

sixty

six

and

two-thirds

percent

(66

2/3%)

of

the

then

outstanding
shares of Voting Common Stock, voting together

as a single class,

shall be required to (i)
amend,

alter

or

repeal,

or

adopt

any

provision

as

part

of

this

Articles

of

Incorporation
inconsistent with the purpose and intent of, Article IV, Article V,

Article VI, Article VII, this
Article VIII or Article X (including, without limitation, any such Article as renumbered as a result of

any amendment,

alteration, change,

repeal or

adoption of

any other

Article) or
(ii) amend, alter

or repeal, or

adopt any provision

as part of

these Articles of

Incorporation

or the Corporation's Bylaws inconsistent with the purpose

and intent of, Sections 2.1, 2.2
and 2.12 or Articles VII

or IX (including, without limitation,

any such Article or Section

as
renumbered as a result of any amendment, alteration, change, repeal or adoption of any other Article or Section) of the Corporation's Bylaws.
ARTICLE IX
Notwithstanding anything in

these Articles

to the

contrary,

the Corporation
and the members of the Board of Directors (the "Directors") shall at all times comply with
the

requirements

of

Sections

655.0385

and

655.0386

of

the

Florida

Statutes.

The
Corporation

acknowledges

that

the

Directors

and

their

respective

affiliates

and

related
investment funds

may review

the

business plans

and

related proprietary

information

of
other enterprises

which may

have products

or services

which may

or may

not compete
directly or indirectly

with those

of the

Corporation and its

subsidiaries, and may

trade in
the securities of

such enterprises. No

Directors, any

of their respective

affiliates or related
investment funds

shall be

precluded or

in any

way restricted

from investing

or participating
in

any

particular

enterprise,

or

trading

in

the

securities

thereof

whether

or

not

such
enterprise

has products

or services

that

compete

with those

of

the Corporation

and

its
subsidiaries and affiliates. The Corporation expressly acknowledges and agrees that: (a)
the

Directors

and

their

respective

affiliates

have

the

right

to,

and

shall

have

no

duty
(contractual

or

otherwise)

not

to,

directly

or

indirectly,

engage

in

the

same

or

similar
business

activities

or

lines

of

business

as

the

Corporation

and

its

subsidiaries

and
affiliates;

and

(b) in

the event

that any

Director or

its affiliates

acquires knowledge

of a
potential transaction or matter that may be a corporate opportunity for the Corporation or any

of

its

subsidiaries

or

affiliates,

such

Director

or

its

affiliate

shall

have

no

duty
(contractual or

otherwise) to

communicate or

present such

corporate opportunity

to the
Corporation or any of its subsidiaries and affiliates, and, notwithstanding any provision of
this

Articles

of

Incorporation,

the Bylaws

or applicable

law to

the contrary,

shall

not

be
liable to

the Corporation or

any of its

subsidiaries or affiliates

or the shareholders

of the
Corporation for

breach of

any duty

(contractual or

otherwise) by

reason

of the

fact that
such Director or

any of its

affiliates thereof, directly

or indirectly, pursues or acquires

such
opportunity for itself,

directs such opportunity

to another person,

or does not

present such
opportunity to the Corporation.
ARTICLE X
A.

Certain Definitions. For purposes

of this Article X, the following

terms shall
have the meanings indicated (and any references to any

portions of Treasury Regulation
§ 1.3822T shall include any successor provisions):
1.

"Affiliate"

shall have the meanings

set forth in

Rule 12b-2 under

the
Securities Exchange Act of 1934, as amended.
2.

"Code" means the Internal

Revenue Code of 1986,

as amended from
time to time.

3.

"Entity"

means an "entity" as defined in Treasury Regulation § 1.382-
3(a).
4.

"Expiration

Date"

means

the

earlier

of

(A)

January

1,

2035,

(B)

the
repeal

of

Section

382

of

the

Code

or

any

successor

statute

if

the

Board

of

Directors
determines that this Article X is no longer

necessary for the preservation of Tax

Benefits
and (C) the

beginning of a

taxable year of

the Corporation to

which the Board

of Directors
determines that

no Tax

Benefits may

be carried

forward, unless

the Board

of Directors
shall fix an earlier or later date in accordance with Article X, Section G.
5.

"Five-Percent Shareholder"

means an individual,

an Entity

or a Public
Group" whose

Ownership Interest

Percentage is

greater than

or equal

to 5%

or who

would
be treated

as a

"5-percent shareholder"

under Section

382 of

the Code

and applicable
Treasury

Regulations. For

purposes of

determining whether

a Person

is a

Five-percent
Shareholder, any options (as defined in Treasury Regulations) treated as owned by such
Person shall be deemed

exercised if the result

is to cause such

Person to be treated

as
a Five-percent Shareholder.
6.

"Large

Investor"

means

any

Person

that

is

identified

as

a

Large
Investor in a stock purchase agreement between such Person and the Corporation.
7.

"Option"

shall

have

the

meaning

set

forth

in

Treasury

Regulation
§§1.382-2T(h)(4)(v) and 1.382-4(d)(9).
8.

"Ownership

Interest

Percentage"

means,

as

of

any

determination
date,

the

percentage

of

the

Corporation's

issued

and

outstanding

Stock

(not

including
treasury

shares

or

shares

subject

to

vesting

in

connection

with

compensatory
arrangements

with

the

Corporation)

that

an

individual

or

Entity

would

be

treated

as
owning for purposes

of Section 382

of the Code,

applying the following

additional rules:
(A) in the

event that such individual

or Entity,

or any Affiliate

of such individual or

Entity,
owns or is party to an Option with

respect to Stock (including, for the avoidance

of doubt,
any cash-settled derivative contract that gives such individual or Entity a "long" exposure
with

respect

to

Stock),

such

individual,

Entity

or

affiliate

will

be

treated

as

owning

an
amount

of

Stock

equal

to

the

number

of

shares

referenced

by

such

Option,

(B)

for
purposes

of

applying

Treasury

Regulation

§

1.382-2T(k)(2),

the

Corporation

shall

be
treated as

having "actual

knowledge" of

the beneficial

ownership of

all outstanding

shares
of

Stock

that

would

be

attributed

to

any

such

individual

or

Entity,

(C)

Section
382(l)(3)(A)(ii)(II)

of

the

Code shall

not

apply and

(D) any

additional

rules

the Board

of
Directors may establish from time to time.
9.

"Permissible Transferee"

means a

transferee that,

immediately prior
to

any

transfer,

has

an

Ownership

Interest

Percentage

equal

to

(A)

zero

percentage
points,

plus

(B)

any

percentage

attributable

to

a

prior

transfer

from,

or

attribution

of
ownership from, a Large Investor or another Permissible Transferee.

10.

"Person" means any individual, Entity,

firm, corporation, partnership,
trust association,

limited liability

company, limited liability

partnership, governmental

entity
or other

entity and

shall

include any

successor (by

merger or

otherwise) of

any such

entity.
11.
"Prohibited

Transfer"

means

any

purported

transfer

of

Stock

to

the
extent that such transfer is prohibited under this Article X.
12.
"Public

Group"

means

a

"public

group"

as

defined

in

Treasury
Regulation §1.382-2T(f)(13).
13.
"Stock"

means (A) shares of Common Stock, (B) shares of Preferred
Stock (other than shares of any class of Preferred Stock described in Section 1504(a)(4)
of the Code) and

(C) any other interest

(other than any Option)

that would be treated

as
"stock" of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).
14.
"Tax

Benefit"

means

the

net

operating

loss

carryovers,

capital

loss
carryovers, general business credit

carryovers, alternative minimum

tax credit carryovers
and foreign tax

credit carryovers, as well

as any potential loss or

deduction attributable to
an existing

"net unrealized

built-in loss"

within the meaning

of Section

382 of

the Code,
of the Corporation or any direct or indirect subsidiary thereof.
15.
"Transfer"

refers to any means of

conveying record, beneficial or tax
ownership

(applying,

in

the

case

of

tax

ownership,

applicable

attribution

rules

for
purposes of Section 382 of the Code) of Stock, whether such means is direct or indirect,
voluntary or

involuntary.

A Transfer

also shall

include the

creation or

grant of

an option
(including an option within the meaning of

Treasury Regulations § 1.382-2T(h)(4)(v)

and
§ 1.382-4(d)(9)).
16.
"Transferee"

means

any

Person

to

whom

any

such

security

is
transferred.
17.
"Treasury

Regulations"

means

the

regulations,

including

temporary
regulations or any successor regulations

promulgated under the Code,

as amended from
time to time.
B.

Transfer

Restrictions. Solely

for the

purpose of

permitting the

utilization of
the Tax Benefits to

which the

Corporation (or

any other

member of

the consolidated

group
of which the

Corporation is the

common parent for

U.S. federal income

tax purposes) is
or

may

be

entitled

pursuant

to

the

Code

and

the

regulations

thereunder,

the

following
restrictions shall apply

until the Expiration

Date, unless the

Board of Directors

has waived
any such restrictions in accordance with Article X, Section G:
1.

From and after the effective date of this Articles of

Incorporation and
prior to the Expiration Date,

except as otherwise provided in

this Article X, Section (B)(1),
no individual

or Entity

other than

the Corporation

shall, except

as provided

in Article

X,
Section (C)(1)

below,

transfer to

any individual

or Entity

any direct

or indirect

interest in
any Stock or Options to

acquire Stock to the extent

that such transfer,

if effective, would
cause the Ownership Interest Percentage of the transferee or any other individual, Entity or Public Group to increase to 4.95 percent (4.95%) or above, or from 4.95% or above to
a

greater

Ownership

Interest

Percentage

or

to

the

extent

that

such

transfer

would
constitute a

transfer to

a Five-Percent

Shareholder. Nothing in

this Article

X shall

preclude
the

settlement

of

any

transaction

with

respect

to

the

Stock

entered

into

through

the
facilities

of

any

national

securities

exchange

or

over-the-counter

market;

provided,
however,

that the fact

that the

settlement of any

transaction occurs shall

not negate

the
effect

of

any

other

provision

of

this

Article

X

and

the

securities

involved

in

such
transaction,

and

the

purported

transferor

and

Purported

Acquiror

(as

defined

below)
thereof,

shall

remain

subject

to

the

provisions

of

this

Article

X

in

respect

of

such
transaction.
2.

From and after the effective date of this Articles of

Incorporation and
prior to the Expiration

Date, except as otherwise

provided in this Article

X, Section (C)(2),
no Five-Percent Shareholder shall, except as provided in Article X, Section (C)(2) below, transfer to any individual or

Entity any direct or

indirect interest in any

Stock or Options to
acquire Stock owned by such Five-Percent Shareholder without the prior approval of the
Board

of

Directors.

Nothing

in

this

Article

X

shall

preclude

the

settlement

of

any
transaction

with

respect

to

the

Stock

entered

into

through

the

facilities

of

any

national
securities exchange or over-the-counter market; provided, however, that the fact that the settlement of any transaction

occurs shall not negate

the effect of

any other provision of
this Article X,

and the securities

involved in such

transaction, and the

purported transferor
and Purported Acquiror (as defined below) thereof, shall remain subject to the provisions
of this Article X in respect of such transaction.
C.

Permitted Transfers.
1.

Any transfer that

would otherwise

be prohibited pursuant

to Article X,
Section

(B)(1)

shall

nonetheless

be

permitted

if

(A)

such

transfer

is

made

by

a

Large
Investor to a

Large Investor or

a Permissible Transferee

or by a

Permissible Transferee
to

a

Large

Investor

or

a

Permissible

Transferee,

(B)

prior

to

such

transfer

being
consummated (or, in the

case of an involuntary transfer, as

soon as practicable after the
transaction is consummated), the

Board of Directors, in

its sole discretion, approves

the
transfer (such approval may relate to a transfer or series

of identified transfers), (C) such
transfer

is

pursuant

to

any

transaction,

including,

but

not

limited

to,

a

merger

or
consolidation, in

which all

holders of

Stock receive,

or are

offered the

same opportunity
to receive, cash or other consideration for all such Stock,

and upon the consummation of
which the acquiror

will own at

least a majority

of the outstanding

shares of Stock,

or (D)
such

transfer is

a

transfer by

the

Corporation to

an underwriter

or placement

agent for
distribution in a

public offering, whether registered

or conducted pursuant

to an exception
from

registration;

provided,

however,

that

transfers

by

such

underwriter

or

placement
agent

to

purchasers

in

such

offering

remain

subject

to

this

Article

X.

In

determining
whether to

approve a

proposed transfer

pursuant to

Article X,

Section (C)(1)(B),

the Board
of

Directors may,

in

its sole

discretion,

require (at

the expense

of

the transferor

and/or
transferee) an

opinion of

counsel or

an independent

nationally recognized

accounting firm
selected

by

the

Board

of

Directors

on

any

matter,

which

may

include

an

opinion

with
respect to the

transfer not causing

an "ownership change"

or an "owner

shift"

within the
meaning of Section 382 of the Code.

2.

Any transfer that

would otherwise

be prohibited pursuant

to Article X,
Section (B)(2)

shall nonetheless

be permitted,

provided that

it is otherwise

permitted by
Article X, Section (B)(1), if applicable, if

(A) such transfer is made by a

Large Investor or
a Permissible Transferee,

(B) prior to such

transfer being consummated (or,

in the case
of an involuntary transfer,

as soon as practicable after

the transaction is consummated),
the Board

of Directors,

in

its sole

discretion, approves

the transfer

(such

approval may
relate to a transfer or series of identified

transfers) or (C) such transfer is pursuant to

any
transaction, including, but not limited to,

a merger or consolidation, in

which all holders of
Stock receive, or

are offered the same

opportunity to receive,

cash or other

consideration
for all

such Stock, and

upon the consummation

of which

the acquiror will

own at

least a
majority

of

the

outstanding

shares

of

Stock.

In

determining

whether

to

approve

a
proposed transfer pursuant to Article X, Section (C)(2)(B), the Board of Directors may, in
its sole discretion, require (at the expense of the transferor and/or transferee) an opinion of counsel

or an

independent nationally

recognized accounting

firm selected

by the

Board
of Directors on any matter,

which may include an opinion with respect to the transfer

not
causing an "ownership change"

or an "owner shift"

within the meaning of Section

382 of
the Code.
3.

The

Board

of

Directors

may

exercise

the

authority

granted

by

this
Article

X,

Section

C through

duly

authorized officers

or agents

of

the

Corporation. The
Board

of

Directors

may

establish

a

committee

to

determine

whether

to

approve

a
proposed transfer or for any other purpose relating to this Article X. As a condition to the
Corporation's

consideration

of

a

request

to

approve

a

proposed

transfer,

the

Board

of
Directors may require

the transferor and/or transferee

to reimburse or

agree to reimburse
the Corporation, on demand, for all costs and expenses incurred by the Corporation with respect

to

such

proposed

transfer,

including, without

limitation,

the Corporation's

costs
and expenses incurred in determining whether to authorize such proposed transfer.
D.

Treatment

of

Prohibited

Transfers.

Unless

the

transfer

is

permitted

as
provided in Article X,

Section C, any attempted

transfer of Stock or

Options in excess of
the Stock or

Options that could be

transferred to the

transferee without restriction

under
Article X, Section

(B)(1) shall

be prohibited, shall

be null and

void ab initio

and shall not
be

effective

to

transfer

ownership

of

such

excess

Stock

or

Options

(the

"Prohibited
Shares")

to

the purported

acquiror

thereof

(the "Purported

Acquiror"),

who

shall

not be
entitled to any rights as a shareholder of

the Corporation with respect to such Prohibited
Shares (including, without limitation, the right to vote or to receive dividends with respect thereto).
1.

Upon

demand

by

the

Corporation,

the

Purported

Acquiror

shall,
within thirty (30)

days of

the date of

such a demand,

transfer or

cause to be

transferred
any certificate or

other evidence of

purported ownership of

Prohibited Shares

within the
Purported Acquiror's

possession or

control, along

with any

dividends or

other distributions
paid by the Corporation

with respect to any

Prohibited Shares that were received

by the
Purported

Acquiror

(the

"Prohibited

Distributions"),

to

such

Person

as

the

Corporation
shall designate

to act

as transfe

r

agent for

such Prohibited

Shares (the

"Agent"). If

the
Purported

Acquiror

has

sold

any

Prohibited

Shares

to

an

unrelated

party

in

an

arm's-
length

transaction

after

purportedly

acquiring

them,

the

Purported

Acquiror

shall

be

deemed

to

have

sold

such

Prohibited

Shares

for

the

Agent,

and

in

lieu

of

transferring
such Prohibited

Shares (and

Prohibited Distributions

with respect

thereto) to

the Agent
shall

transfer

to

the

Agent

any

such

Prohibited

Distributions

and

the

proceeds

of

such
sale (the

"Resale Proceeds")

except to

the extent

that the

Agent grants

written permission
to the Purported Acquiror to retain

a portion of such Resale Proceeds not

exceeding the
amount that

would have

been payable

by the

Agent to

the Purported

Acquiror pursuant
to Article

X, Section

(D)(2) below if

such Prohibited

Shares had

been sold

by the

Agent
rather than by the

Purported Acquiror. Any purported transfer of

Prohibited Shares by

the
Purported Acquiror other

than a transfer

described in one

of the first

two sentences of

this
Article X,

Section (D)(1)

shall not

be effective

to transfer

any ownership

of such

Prohibited
Shares.
2.

The

Agent

shall

sell

in

one

or

more

arm's-length

transactions

any
Prohibited Shares transferred

to the Agent

by the Purported

Acquiror, provided, however,
that any

such sale

must not

constitute a

Prohibited Transfer

and provided,

further,

that
the Agent shall effect such sale or

sales in an orderly fashion

and shall not be required

to
effect any such sale within any specific time frame

if, in the Agent's discretion, such sale
or sales

would disrupt

the market

for the

Stock or

otherwise would

adversely affect

the
value

of

the

Stock.

The

proceeds

of

such

sale

(the

"Sales

Proceeds"),

or

the

Resale
Proceeds, if applicable,

shall be

used to

pay the

expenses of the

Agent in

connection with
its duties under this Article X, Section D with respect to such Prohibited Shares, and any excess shall be

allocated to the Purported

Acquiror up to

the following amount:

(A) where
applicable, the

purported purchase

price paid

or value

of consideration

surrendered by
the Purported Acquiror for such Prohibited

Shares; and (B) where the purported transfer
of

Prohibited

Shares

to

the

Purported

Acquiror

was

by

gift,

inheritance,

or

any

similar
purported

transfer,

the

fair

market

value

(as

determined

in

good

faith

by

the

Board

of
Directors) of such Prohibited

Shares at the

time of such

purported transfer. Subject to the
succeeding

provisions

of

this

Article

X,

Section

(D)(2),

any

Resale

Proceeds

or

Sales
Proceeds

in

excess

of

the

amount

allocable

to

the

Purported

Acquiror

pursuant

to

the
preceding sentence, together with any Prohibited Distributions, shall be transferred to an entity described in Section 501(c)(3)

of the Code and selected

by the Board of Directors
or its designee; provided,

however, that if the Prohibited Shares

(including any Prohibited
Shares arising

from a

previous Prohibited

Transfer

not sold

by the

Agent in

a prior

sale
or

sales)

represent

a

4.95%

or

greater

Ownership

Interest

Percentage,

then

any

such
remaining

amounts

to

the

extent

attributable

to

the

disposition

of

the

portion

of

such
Prohibited Shares

exceeding a

4.94% Ownership

Interest Percentage

shall be

paid to

two
or

more

organizations

qualifying

under

Section

501(c)(3)

selected

by

the

Board

of
Directors. In no event shall any such amounts described in the preceding sentence inure to the benefit of the Purported Acquiror,

the Corporation or the Agent, but such amounts
may be used to cover expenses incurred by

the Agent in connection with its duties

under
this

Article X,

Section D

with respect

to the

related Prohibited

Shares. Notwithstanding
anything in

this Article

X to

the contrary,

the Corporation

shall at

all times

be entitled

to
make

application to

any court

of

equitable jurisdiction

within the

State of

Florida for

an
adjudication

of

the

respective

rights

and

interests

of

any

Person

in

and

to

any

Sale
Proceeds,

Resale

Proceeds

and

Prohibited

Distributions

pursuant

to

this

Article

X

and
applicable law and for leave to pay such amounts into such court.

3.

Within thirty (30) business days of learning of

a purported transfer of
Prohibited

Shares

to

a

Purported

Acquiror,

the

Corporation

through

its

Secretary

shall
demand that the

Purported Acquiror surrender

to the Agent

the certificates representing
the Prohibited

Shares, or any

Resale Proceeds, and

any Prohibited Distributions,

and if
such surrender is

not made by

the Purported

Acquiror, the Corporation may

institute legal
proceedings

to

compel

such

transfer;

provided,

however,

that

nothing

in

this

Article

X,
Section (D)(3)

shall preclude

the Corporation

in its

discretion from

immediately bringing
legal

proceedings

without

a

prior

demand,

and

provided,

further

that

failure

of

the
Corporation to act within the time periods set

out in this paragraph (c) shall not constitute
a

waiver

of

any

right

of

the

Corporation

to

compel

any

transfer

required

by

Article

X,
Section (D)(1).
4.

Upon a

determination by

the

Corporation that

there has

been or

is
threatened

a

purported

transfer

of

Prohibited

Shares

to

a

Purported

Acquiror,

the
Corporation

may take

such

action

in

addition to

any

action

permitted

by

the

preceding
paragraph as it

deems advisable

to give

effect to the

provisions of

this Article

X, including,
without limitation,

refusing

to give

effect on

the books

of this

Corporation to

such purported
transfer or instituting proceedings to enjoin such purported transfer.
E.

Transferee Information.

The Corporation may

require as a

condition to the
approval of the transfer of

any shares of its

Stock or Options to acquire

Stock pursuant to
this

Article

X

that

the

proposed

transferee

furnish

to

the

Corporation

all

information
requested by

the Corporation

and available

to the

proposed transferee

and its

affiliates
with respect to the

direct or indirect ownership

interests of the proposed

transferee (and
of Persons

to whom ownership

interests of

the proposed

transferee would be

attributed
for

purposes of

Section

382

of

the Code)

in Stock

or other

options or

rights to

acquire
Stock.
F.
Legend

on

Certificates.

All

certificates

evidencing

ownership

of

shares

of
Stock that are subject

to the restrictions on

transfer contained in this

Article X shall bear
a conspicuous legend referencing the restrictions set forth in this Article X as follows:
"THE

ARTICLES

OF

INCORPORATION

OF

THE

CORPORATION,

AS
AMENDED,

CONTAIN

RESTRICTIONS

PROHIBITING

THE

TRANSFER

OF

STOCK
(INCLUDING

THE

CREATION

OR

GRANT

OF

CERTAIN

OPTIONS,

RIGHTS

AND
WARRANTS)

WITHOUT

THE

PRIOR

AUTHORIZATION

OF

THE

BOARD

OF
DIRECTORS

OF

THE

CORPORATION

IF

SUCH

TRANSFER

AFFECTS

THE
PERCENTAGE

OF STOCK OF

THE CORPORATION

THAT

IS TREATED

AS OWNED
BY

A

FIVE-PERCENT

SHAREHOLDER.

IF

THE

TRANSFER

RESTRICTIONS

ARE
VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND

THE PURPORTED
ACQUIROR

OF

THE

STOCK

WILL

BE

REQUIRED

TO

TRANSFER

SUFFICIENT
SECURITIES TO

CAUSE THE FIVE-PERCENT

SHAREHOLDER TO NO

LONGER BE
IN

VIOLATION

OF

THE

TRANSFER

RESTRICTIONS.

THE

CORPORATION

WILL
FURNISH

WITHOUT CHARGE

TO THE

HOLDER OF

RECORD OF

THIS CERTIFICATE
A

COPY

OF

ITS

ARTICLES

OF

INCORPORATION,

CONTAINING

THE

ABOVE
REFERENCED

TRANSFER

RESTRICTIONS,

UPON

WRITTEN

REQUEST

TO

THE
CORPORATION AT

ITS PRINCIPAL PLACE OF BUSINESS."

G.

Waiver

of

Article

X.

The

Board

of

Directors

may,

at

any

time

prior

to

the
Expiration Date, waive this Article X in respect of any or all transfers notwithstanding the
effect

or

potential

effect

of

such

waiver

on

the

Tax

Benefits

if

it

determines

that

such
waiver is in

the best interests

of the Corporation,

including as may

be necessary for

the
safety

and

soundness

of

the

Corporation

or

to

comply

with

any

order

issued

by

an
applicable

bank

regulatory

authority.

Any

such

determination

to

waive

this

Article

X

in
respect of any or all

transfers shall be filed with

the Secretary of the

Corporation. Nothing
in this Article X shall

be construed to limit or

restrict the Board of

Directors in the exercise
of its fiduciary duties under applicable law.
H.

Board Authority.
1.

The Board of Directors shall have the power to determine, in its sole discretion, all

matters necessary for

assessing compliance

with this

Article X,

including,
without

limitation,

the

identification

of

Five-Percent

Shareholders

with

respect

to

the
Corporation

within

the

meaning

of

Section

382

of

the

Code

and

the

regulations
thereunder; the

owner shifts,

within the

meaning of

Section 382

of the

Code, that

have
previously

taken

place;

the

magnitude

of

the

owner

shift

that

would

result

from

the
proposed

transaction;

the

effect

of

any

reasonably

foreseeable

transactions

by

the
Corporation

or any

other

Person

(including any

transfer

of

Stock or

Options

to

acquire
Stock that the Corporation has no power to prevent, without regard to any knowledge on the part of the Corporation

as to the likelihood of

such transfer); the possible

effects of an
ownership change within the meaning of Section 382 of

the Code and any other matters
which the

Board of

Directors determines

to be

relevant. Moreover,

the Corporation

and
the Board of

Directors shall be

entitled to

rely in

good faith upon

the information,

opinions,
reports or

statements of

the chief

executive officer, the chief

financial officer, and the

chief
accounting officer of the Corporation and

of the Corporation's legal counsel,

independent
auditors, transfer agent, investment bankers,

and other employees and agents in

making
the

determinations

and

findings

contemplated

by

this

Article

X

to

the

fullest

extent
permitted by

law.

Any determination

by the

Board of

Directors pursuant

to this

Article X
shall be conclusive and binding

on the Corporation, the Agent,

and all other parties

for all
purposes of this Article X.
2.

Nothing

contained

in

this

Article

X

shall

limit

the

authority

of

the
Board of Directors to take such other action, in its sole discretion, to the extent permitted by law as it deems necessary or advisable to preserve the Tax

Benefits.
3.

In the case of an

ambiguity in the application

of any of the provisions
of this

Article X,

including any

definition used

herein, the

Board of

Directors shall

have
the

power

to

determine,

in

its

sole

discretion,

the

application

of

such

provisions

with
respect

to

any

situation

based

on

its

belief,

understanding

or

knowledge

of

the
circumstances. In the

event this Article

X requires an

action by the

Board of Directors

but
fails to provide specific

guidance with respect to

such action, the Board

of Directors shall
have the power

to determine, in

its sole discretion,

the action to

be taken so

long as such
action

is

not

contrary

to

the

provisions

of

this

Article

X.

All

such

actions,

calculations,
interpretations

and

determinations

which

are

done

or

made

by

the

Board

of

Directors

shall be

conclusive and

binding on

the Corporation,

the Agent,

and all

other parties

for
all purposes of this Article X.
I.

Liability.

To

the fullest

extent permitted

by law,

any shareholder

subject to
the provisions of this Article X who knowingly violates the provisions of this Article X and
any

Persons

controlling, controlled

by

or

under

common

control

with

such

shareholder
shall be

jointly and

severally liable

to the

Corporation for,

and shall

indemnify and

hold
the

Corporation

harmless

against,

any

and

all

damages

suffered

as

a

result

of

such
violation, including but not limited

to damages resulting from

a reduction in, or

elimination
of,

the

Corporation's

ability to

utilize

its

Tax

Benefits,

and

attorneys'

and

auditors'

fees
incurred

in

connection

with,

resulting

from

or

that

are

in

any

way

attributable

to

such
violation.
J.

Severability.

If

any

provision

of

this

Article

X

or

any

application

of

such
provision is determined to be invalid by any federal or state court having jurisdiction over the

issue,

the

validity

of

the

remaining

provisions

shall

not

be

affected

and

other
applications

of

such provision

shall

be

affected

only to

the extent

necessary to

comply
with the determination of such court.
K.

Benefits of

Article X.

Nothing in

this Article

X shall

be construed

to give

to
any Person other

than the Corporation or

the Agent any legal

or equitable right, remedy
or claim

under this Article

X. This

Article X shall

be for

the sole and

exclusive benefit

of
the Corporation and the Agent.
ARTICLE XI
The initial registered office of this Corporation shall be

located at the City of Doral,
the

County of

Miami-Dade, State

of

Florida, and

its address

there shall

be, at

present,
2301

N.W.

87th

Avenue,

Doral,

Florida

33172,

and

the

initial

registered

agent

of

the
Corporation

at

that

address

shall

be

Jalal

Shehadeh.

The

Corporation

may

change

its
registered agent or the

location of its registered

office, or both, from

time to time without
amendment of these Articles of Incorporation.
ARTICLE XII
The name and street address of the person signing

these Articles of Incorporation
as Incorporator are: 2301 N.W. 87th Avenue, Doral, Florida 33172.
IN

WITNESS

WHEREOF,

the

undersigned

does

hereby

make

and

file

these
Articles of

Incorporation declaring

and certifying

that the

facts stated

here are

true, and
hereby subscribes thereto and hereunto sets his hand this 18 day of November, 2021.

/s/ Luis de la Aguilera

Luis de la Aguilera

IN WITNESS

WHEREOF,

the

Corporation has

caused these

Articles of

Amendment to
the Articles of Incorporation

to be signed by

its duly authorized

officer this 24th day of

May, 2023.

USCB FINANCIAL HOLDINGS, INC.

By:

/s/ Jalal Shehadeh

Name:

Jalal Shehadeh

Title:

Executive Vice President and General
Counsel

CERTIFICATE DESIGNATING

PLACE OF

BUSINESS

FOR THE

SERVICE OF PROCESS WITHIN FLORIDA AND REGISTERED

AGENT UPON

WHOM PROCESS

MAY BE SERVED
In compliance

with Sections 48.091

and 607.0501.

Florida Statutes, the

following
is submitted:
USCB

Financial

Holdings,

Inc.

(the

"Corporation")

desiring

to

organize

as

a
domestic

corporation

or

qualify

under

the

laws

of

the

State

of

Florida

has

named

and
designated

Jalal Shehadeh

as

its Registered

Agent

to accept

service of

process

within
the

State

of

Florida

with

its

registered

office

located

at

2301

NW

87th

Avenue,

Doral,
Florida 33172.
ACKNOWLEDGMENT
Having

been

named

as

Registered

Agent

for

the

Corporation

at

the

place
designated in this Certificate, I hereby agree to act in this capacity; and I am familiar with
and

accept

the

obligations

relating

to

service

as

a

registered

agent,

as

the

same

may
apply

to

the

Corporation;

and

I

further

agree

to

comply

with

the

provisions

of

Florida
Statutes,

Section

48,091

and

all

other

statutes,

all

as

the

same

may

apply

to

the
Corporation relating to the proper and complete

performance of my duties as Registered
Agent.
Dated this 18th day of November, 2021.
/s/ Jalal Shehadeh

Jalal Shehadeh, Registered Agent